                                                                  Exhibit (d)(7)
                              LETTER OF TRANSMITTAL

TO ACCOMPANY CERTIFICATES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE OF
                           BA MERCHANT SERVICES, INC.

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                  DESCRIPTION OF SHARES SURRENDERED                           (PLEASE FILL IN.  ATTACH SEPARATE SCHEDULE IF NEEDED.)
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
         NAME(S) AND ADDRESS OF REGISTERED HOLDER(S)
If there is any error in the name or address shown below,
          please make the necessary corrections.                       Certificate No(s)             Number of Shares
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                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------


                                                                  ------------------------------------------------------------------
                                                                        TOTAL SHARES =>
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


The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for conversion into and exchange for $20.50 per share. Please issue the check in the name shown above to the above address unless instructions are given in the boxes below.

Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your Shares, to

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

BY MAIL:                               BY HAND:                            BY OVERNIGHT DELIVERY:
--------                               --------                            ----------------------
Post Office Box 3300                   120 Broadway, 13th Floor            85 Challenger Road, Mail Drop-Reorg
South Hackensack, NJ 07606             New York, NY 10271                  Ridgefield Park, NJ 07660
Attn: Reorganization Department        Attn: Reorganization Department     Attn: Reorganization Department

                      TELEPHONE ASSISTANCE: 1-800-777-3674

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 1.

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If your Certificate(s) have been lost, stolen, misplaced or mutilated, contact the Processing Agent at 1-800-777-3674. See Instruction 5.
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                     SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS
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Complete ONLY if the check is to be issued in a name which differs from the name on the surrendered certificate(s). Issue to:

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

(Please also complete Substitute Form W-9 on the reverse AND see instructions regarding signature guarantee. See Instructions 3, 4 and 6.)

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                         YOU MUST SIGN IN THE BOX BELOW
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                              SIGNATURE(S) REQUIRED
                 Signature(s) of Registered Holder(s) or Agent
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Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 2, 3 or 4.

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                                Registered Holder

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                                Registered Holder

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                                  Title, if any

Date:                                        Phone No.:
     ---------------------------                       -------------------------
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

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                         SPECIAL DELIVERY INSTRUCTIONS
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Complete ONLY if the check is to be mailed to some address other than the address reflected above. Mail to:

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
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     Also: SIGN AND PROVIDE YOUR TAX ID NUMBER ON THE REVERSE OF THIS FORM.
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                     SIGNATURE(S) GUARANTEED (IF REQUIRED)
                               See Instruction 3.
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Unless the shares are tendered by the registered holder(s) of the common stock, or for the account of a member of a "Signature Guarantee Program" ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New York Stock Exchange Medallion Signature Program ("MSP") (an "Eligible Institution"), the above signature(s) must be guaranteed by an Eligible Institution. See Instruction 3.

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                              Authorized Signature

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                                  Name of Firm

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                         Address of Firm - Please Print

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


                   INSTRUCTIONS FOR SURRENDERING CERTIFICATES
                 (PLEASE READ CAREFULLY THE INSTRUCTIONS BELOW)

1. Method of Delivery: Your old certificate(s) and the Letter of Transmittal must be sent or delivered to the Processing Agent. Do not send them to BA Merchant Services, Inc. (the "Company"). The method of delivery of certificates to be surrendered to the Processing Agent at one of the addresses set forth on the front of the Letter of Transmittal is at the option and risk of the surrendering stockholder. Delivery will be deemed effective only when received. IF THE CERTIFICATE(S) ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED IS SUGGESTED. A return envelope is enclosed.

2. Check Issued in the Same Name: If the check is issued in the same name as the surrendered certificate is registered, the Letter of Transmittal should be completed and signed exactly as the surrendered certificate is registered. Do not sign the certificate(s). Signature guarantees are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such Shares who has not completed the box entitled "Special Issuance/Payment Instructions" or are for the account of an Eligible Institution. If any of the Shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the certificate(s). If any Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations. Letters of Transmittals executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity who are not identified as such in the registration, must be accompanied by proper evidence of the signer's authority to act.

3. Check Issued in Different Name: If the box entitled "Special Issuance/Payment Instructions" is completed, then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents' Medallion Program (each an "Eligible Institution"). If the surrendered certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if issuance is to be made to a person other than the signer of this Letter of Transmittal or the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

4. Special Issuance and Delivery Instructions: Indicate the name and address in which the check is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal. The stockholder is required to give the social security number or employer identification number of the record owner of the Shares. If Special Issuance/Payment Instructions have been completed, the stockholder named therein will be considered the record owner for this purpose.

5. Letter of Transmittal Required; Surrender of Certificate(s); Lost Certificate(s): You will not receive your check unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Processing Agent, together with the certificate(s) evidencing your shares and any required accompanying evidences of authority. IF YOUR CERTIFICATE(S) HAS BEEN LOST, STOLEN, MISPLACED OR DESTROYED, CONTACT THE PROCESSING AGENT FOR INSTRUCTIONS AT 1-800-777-3674 PRIOR TO SUBMITTING YOUR CERTIFICATES FOR EXCHANGE.

6. Substitute Form W-9: Under the Federal income tax law, a non-exempt stockholder is required to provide the Processing Agent with such stockholder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 below. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 Guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering stockholder to 31% federal income tax withholding on the payment of any cash. The surrendering stockholder must check the box in Part III if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Processing Agent is not provided with a TIN before payment is made, the Processing Agent will withhold 31% on all payments to such surrendering stockholder of any cash consideration due for such stockholder's former Shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Processing Agent.

                 PAYER: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

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       SUBSTITUTE FORM W-9              PART 1 - PLEASE PROVIDE YOUR             Social Security No. or Employer Identification No.
                                        TIN IN THE SPACE AT THE RIGHT
   DEPARTMENT OF THE TREASURY           AND CERTIFY BY SIGNING AND               __________________________________________________
    INTERNAL REVENUE SERVICE            DATING BELOW
                                        -------------------------------------------------------------------------------------------
  PAYER'S REQUEST FOR TAXPAYER          PART II - For Payees exempt from            PART III
   IDENTIFICATION NUMBER (TIN)          backup withholding, see the enclosed        AWAITING TIN :
                                        Guidelines for Certification of             [ ]
                                        Taxpayer Identification Number on
                                        Substitute Form W-9 and complete as
                                        instructed therein.
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CERTIFICATION - Under penalties of perjury, I certify that: (1) the Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), AND (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS)
that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you were no longer subject to backup withholding, do not cross out item (2).

                                        ALSO SEE INSTRUCTIONS IN THE ENCLOSED GUIDELINES.
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PLEASE SIGN HERE =>                         SIGNATURE ____________________________________________  DATE __________________________
====================================================================================================================================

                   [LETTERHEAD OF BA MERCHANT SERVICES, INC.]


                                 April 30, 1999


Dear BA Merchant Services, Inc. Stockholder:

        On April 28, 1999, BAMS Acquisition Corporation was merged into BA Merchant Services, Inc. (the "Company") under the provisions of Section 251 of the Delaware General Corporation Law. The Company thereby became a wholly owned subsidiary of Bank of America National Trust and Savings Association. In the merger, the previously outstanding shares of Class A Common Stock of the Company were converted into the right to receive $20.50 per share in cash, without interest.

        In order to receive the $20.50 in cash per share merger consideration, you must now turn in your stock certificate(s) representing shares of the Class A Common Stock (unless you have asserted appraisal rights, as noted in the following paragraph). A Letter of Transmittal is enclosed to submit with your certificate(s). You should complete the Letter of Transmittal and sign it at the appropriate places (including the substitute Form W-9 taxpayer identification number certification) and return it along with your stock certificate(s) to ChaseMellon Shareholder Services, LLC in the enclosed pre-addressed envelope, in the manner set forth in the instructions to the Letter of Transmittal.

        If you were a stockholder of record of the Company as of the effective date of the merger and asserted appraisal rights, as provided in Section 262 of the Delaware General Corporation Law, do not turn in your stock certificates with the enclosed Letter of Transmittal. Strict compliance with the requirements of Section 262 is necessary in order to properly perfect appraisal rights, and you are urged to review those requirements carefully.

        If you have any questions or require assistance, please call ChaseMellon Shareholder Services, LLC, the Disbursing Agent at (800) 777-3674.

                                        Sincerely,


                                        /s/ Sharif M. Bayyari

                                        Sharif M. Bayyari
                                        President & Chief Executive Officer
                                        BA Merchant Services, Inc.


Enclosures:  Letter of Transmittal
             Guidelines for Certification of
                Taxpayer Identification Number
             Return Envelope